SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 26, 2012

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed.  Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's other reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our annual meeting of shareholders was held on June 26, 2012.  At the meeting our shareholders elected eight directors to serve until the next annual meeting and until their successors are duly elected and qualified.  Our shareholders also ratified the Board of Directors’ selection of Rothstein Kass as our independent registered public accountants to audit our financial statements for the current fiscal year.

There were 50,341,974 BioTime common shares outstanding as of April 27, 2012, the record date for determining shareholders entitled to vote at the meeting, and 42,845,783 shares, or 85.11%, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting.  Information is also provided as to broker non-votes.  A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client.  Brokers were not permitted under applicable rules of the New York Stock Exchange and the NYSE MKT to vote in the election of directors.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Neal C. Bradsher	29,461,634	174,353
Arnold I. Burns	29,426,281	209,706
Abraham E. Cohen	29,430,728	205,259
Alfred D. Kingsley	29,182,101	453,886
Pedro Lichtinger	29,447,847	188,140
Judith Segall	29,184,066	451,921
Andrew C. von Eschenbach	29,476,614	159,373
Michael D. West	29,460,324	175,663

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In addition, there were 13,209,796 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of Rothstein Kass as our independent registered public accountants for the fiscal year ending December 31, 2012 was ratified by the following vote:

Shares Voted
For	42,666,274
Against	137,989
Abstain	41,520

There were no broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: June 29, 2012	By:	/s/ Peter S. Garcia
Chief Financial Officer

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